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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 30, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

              On December 30, 2005, Hollinger International Inc. (NYSE: HLR) (the "Company") announced the completion that day of its sale of shares representing its 70% interest in Great West Newspaper Group Ltd. to a subsidiary of Glacier Ventures International Corp. ("Glacier") and shares representing a 50% interest in Fundata Canada Inc. to Glacier for an aggregate price of approximately Cdn.$47.1 million.

              As previously reported, the Company has entered into an agreement with Glacier concerning the sale to Glacier of the Company's remaining Canadian assets.



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                                SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)



Date: January 18, 2006                  By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: Vice President, General Counsel &
                                               Secretary